EXHIBIT 99.2


                       NORTHWINGS ACCESSORIES CORPORATION

                              FINANCIAL STATEMENTS

                               DECEMBER 31, 1996


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                                     INDEX


                                                  PAGE
                                                  ----
Accountant's Report ...........................     1

Balance Sheet .................................   2-3

Statement of Income and Retained Earnings .....     4

Statement of Cash Flows .......................     5

Notes to Financial Statements .................   6-8

Schedule of Cost of Sales .....................     9

Schedule of Operating Expenses ................    10


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To the Board of Directors
Northwings Accessories Corporation
6990 N.W. 35th Avenue
Miami, FL 33147

We have examined the accompanying balance sheet of Northwings Accessories Corporation, as of December 31, 1996 and the related statements of income and retained earnings, cash flows and schedules of operating expenses for the year then ended. Our examination was made in accordance with generally accepted auditing standards and, accordingly included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.

In our opinion, the aforementioned financial statements present fairly the financial position of Northwings Accessories Corporation at December 31, 1996, the results of its operations and the changes in its financial position for the year then ended, in conformity with generally accepted accounting principles applied on a consistent basis.


/s/ DE LA OSA & ASSOCIATES
--------------------------
DE LA OSA & ASSOCIATES, P.A.
Certified Public Accountants

August 28, 1997


                                       1

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                       NORTHWINGS ACCESSORIES CORPORATION
                                 BALANCE SHEET
                               DECEMBER 31, 1996


                                     ASSETS

CURRENT ASSETS
     Cash                                   $  226,782
     Accounts Receivable                       878,115
     Accounts Receivable-Other                   3,523
     Inventory (Note 1b)                       240,458
     Prepaid Expenses                            9,146
                                            ----------

          Total Current Assets                                $1,358,024


PROPERTY AND EQUIPMENT -
  AT COST  (Note 1c)                           471,121

     Less Accumulated Depreciation             229,378
                                            ----------

          Total Property and
            Equipment                                            241,743

OTHER ASSETS
     Deposits                                                     11,500
                                                              ----------

          TOTAL ASSETS                                        $1,611,267
                                                              ==========


See accountant's report and notes to financial statements.


                                       2

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                       NORTHWINGS ACCESSORIES CORPORATION
                                 BALANCE SHEET
                               DECEMBER 31, 1996



                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Current Portion of Long-Term
       Debt (Note 4)                          $   69,904
     Accounts Payable - Trade                     81,027
     Taxes Payable (Note 2)                       45,131
     Deferred Taxes Payable (Note 3)              52,937
     Other Current Liabilities                   256,232
                                              ----------

          Total Current Liabilities                            $  496,231

LONG-TERM DEBT (Note 4)                                           194,250

STOCKHOLDERS' EQUITY
     Common Stock: 2500 Shares of
       $50.00 par value authorized,
       issued and outstanding                    125,000

     Retained Earnings                           795,786
                                              ----------

          Total Stockholders'
            Equity                                                920,786
                                                               ----------

               TOTAL LIABILITIES AND
               STOCKHOLDERS' EQUITY                            $1,611,267
                                                               ==========


See accountant's report and notes to financial statements.

                                       3

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                       NORTHWINGS ACCESSORIES CORPORATION
                   STATEMENT OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


SALES                                            $4,707,370

COST OF SALES (Schedule)                          1,863,390
                                                 ----------

GROSS MARGIN                                      2,843,980

OPERATING EXPENSES (Schedule)                     2,097,898
                                                 ----------

INCOME FROM OPERATIONS                              746,082

OTHER INCOME                                         25,793
                                                 ----------

INCOME BEFORE INCOME TAXES                          771,875

PROVISION FOR INCOME TAXES                          288,068
                                                 ----------

NET INCOME                                          483,807

RETAINED EARNINGS - BEGINNING OF YEAR               311,979
                                                 ----------

RETAINED EARNINGS - END OF YEAR                     795,786
                                                 ==========

EARNINGS PER COMMON SHARE                        $      193.52
                                                 =============


See accountant's report and notes to financial statements.


                                       4

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                       NORTHWINGS ACCESSORIES CORPORATION
                             STATEMENT OF CASH FLOWS
                               DECEMBER 31, 1996



CASH FLOWS FROM OPERATING ACTIVITIES;

Net Income                                                  $ 483,807

     Depreciation                             $  77,582
     Increase in Accounts Receivable           (299,439)
     Increase in Inventory                     (218,078)
     Increase in Prepaids and
       Other Receivables                        (11,924)
     Increase in Accounts Payable and
       Other Liabilities                        265,952
                                              ---------

                                                             (185,907)
                                                            ---------

          Net cash provided by
            Operating Activities                              297,900

CASH FLOWS FROM INVESTING ACTIVITIES:

     Net Purchase of Equipment                 (125,329)
     Decrease in Other Assets                     2,352
                                              ---------

          Net Cash Used in
            Investing Activities                             (122,977)

CASH FLOWS FROM FINANCING ACTIVITIES:

     Increase Long-Term Debt                     18,626
                                              ---------
          Net Cash Provided by
            Financing Activities                               18,626
                                                             --------
NET CASH INCREASE IN CASH                                     193,549

CASH - BEGINNING OF YEAR                                       33,233
                                                            ---------
CASH END OF YEAR                                            $ 226,782
                                                            =========


See accountant's report and notes to financial statements.

                                       5

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                       NORTHWINGS ACCESSORIES CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     a)  GENERAL

         The Company was incorporated on November 26, 1991 under the laws of the state of Florida for the purpose of repairing aircraft equipment parts. Sales are recognized upon shipment of the merchandise to the customer.

     b) INVENTORY

         Inventory is valued at average cost and is composed of:

                    RAW MATERIALS           $ 85,486
                    WORK IN PROCESS          154,972
                                            --------

                    TOTAL                    240,458
                                            ========

    c) PROPERTY AND ACCUMULATED DEPRECIATION

         Property is valued at cost. The cost and accumulated depreciation, with respect to assets, retired or otherwise disposed of, are eliminated from the asset and related reserve accounts and profits or losses, if any, are reflected in earnings. Depreciation is provided over the estimated useful lives of the assets by use of the straight-line method of depreciation. Expense for the year ended December 31, 1996 was $77,582.


                                       6

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                       NORTHWINGS ACCESSORIES CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


NOTE 2 - TAXES PAYABLE

         The provision for income taxes for the year ended December 31, 1996 consists of the following:

                         FEDERAL             $ 256,926
                         STATE                  31,142
                                             ---------
                                               288,068

                         LESS ESTIMATED
                         PAYMENTS              190,000

                         LESS DEFERRED
                         TAXES PAYABLE          52,937
                                             ---------

                         TAXES PAYABLE          45,131
                                             =========


NOTE 3 - DEFERRED TAXES PAYABLE

         Deferred taxes payable relate to timing differences from the recognition of expense related to work in process inventory, the net deferred taxes for the year was $52,937.


                                       7

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                       NORTHWINGS ACCESSORIES CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


NOTE 4 - LONG TERM DEBT


         Long-Term Debt at December 31, 1996 is comprised of the following:

         Note Payable - First Union, interest
         payable at 9.50%, principal payments of
         $4,250. (collateralized by
         equipment)                                          $225,250

         Note Payable - First Union, interest
         payable at 9.50% monthly (demand note)                 2,652

         Note Payable - Ramon Portela Sr.,
         interest payable at 12.00% monthly
         (uncollateralized)                                    20,000

         Note Payable - Elvira Puerta, interest
         payable at 10.00%, principal and interest
         payment of $650. (uncollateralized)                    7,252
                                                             --------
           Total                                              255,154
           Less:Current Portion of
               Debt                                            60,904
                                                             --------

           Long-Term Portion of Debt                         $194,250
                                                             ========


                                       8

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                       NORTHWINGS ACCESSORIES CORPORATION
                         SCHEDULE OF COST OF SALES
                      FOR THE YEAR ENDED DECEMBER 31, 1996


COST OF SALES

     Purchases                $ 1,117,065
     Freight-D/C                      931
     Commissions                  557,797
     Outside Services             187,597
                              -----------
       Total Cost of Sales      1,863,390
                              ===========


See accountant's report and notes to financial statements.

                                       9


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                       NORTHWINGS ACCESSORIES CORPORATION
                         SCHEDULE OF OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1996


OPERATING EXPENSES

Advertising                     $   17,517
Alarm Service                       11,032
Bonuses Administration              92,000
Computer Expenses                    7,645
Depreciation                        77,582
Dues and Subscriptions               1,397
Delivery Service                    25,580
Entertainment                       29,861
Freight Out                          9,593
Insurance                           40,043
Interest                            26,287
Legal and Accounting                12,500
Licenses and Permits                 7,795
Miscellaneous                       44,210
Office Expenses                     18,054
Payroll - Officers                 282,640
Payroll - Others                   995,785
Professional Fees                   49,829
Postage                              5,431
Rent                                47,301
Repairs and Maintenance             48,216
Rental Equipment                    23,956
Supplies                            66,586
Property Taxes - Real                8,858
Taxes Payroll                       80,429
Telephone                           13,473
Travel                              34,566
Utilities                           19,732
                                ----------
   Total Operating Expenses     $2,097,898
                                ==========


See accountant's report and notes to financial statements.


                                       10